PRC CONTRIBUTION AND PROFIT APPROPRIATION (Schedule of Appropriations to General Reserve Fund, Statutory Surplus Reserve and Education Development Reserve) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2015 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)
Appropriation to statutory reserve
General and statutory surplus reserve		¥ 59,307	¥ 59,079
Education development reserve		21,698	21,698
Total	$ 12,505	¥ 81,005	¥ 80,777